BLACKROCK FUNDSSM

BlackRock Real Estate Securities Fund

(the “Fund”)

Supplement dated April 24, 2017 to the Fund’s

Summary Prospectus dated May 31, 2016

Effective immediately, the following change is made to the Fund’s Summary Prospectus:

The table in the section entitled “Portfolio Managers” is deleted in its entirety and replaced with the following:

Name	Portfolio Manager of the Fund Since	Title
Mark Howard-Johnson, CFA	2012	Managing Director of BlackRock, Inc.
Rajan Rehan, CFA	2017	Director of BlackRock, Inc.

Shareholders should retain this Supplement for future reference.

SPRO-RESP-0417SUP